                                              REGISTRATION STATEMENT NO. 2-34277
                                              ----------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 / X /

Pre-Effective Amendment No.                    /   /

Post-Effective Amendment No. 38                / X /

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 18                               / X /


                                  STRALEM FUND, INC.
               ---------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

                          405 Park Avenue, New York NY 10022
                  ---------------------------------------------------
                       (Address of Principal Executive Offices)

         Registrant's Telephone Number, including Area Code:  (212) 888-8123

               Philippe E. Baumann, 405 Park Avenue, New York, NY 10022
                  ---------------------------------------------------
                       (Name and Address of Agent for Service)

                                   Copy to:

                                   Alan J. Bernstein, Esq.
                                   Marks & Murase L.L.P.
                                   399 Park Avenue
                                   New York, New York 10022


Approximate Date of Proposed Public Offering: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS AMENDMENT.

It is proposed that this filing will become effective (check appropriate box):


/ X /      Immediately upon filing pursuant to paragraph (b)
/   /       On (date) pursuant to paragraph (b)
/   /       60 days after filing pursuant to paragraph (a)(1)
/   /       On (date) pursuant to paragraph (a)(1)

TO THE NUMBER OF THESE SECURITIES PRESENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933 IS ADDED AN INDEFINITE NUMBER OF SUCH SECURITIES. PURSUANT TO RULE 24f-2 (b)(2), THE ISSUER NEED NOT FILE A RULE 24F-2 NOTICE BECAUSE IT DID NOT SELL ANY SECURITIES PURSUANT TO THIS DECLARATION DURING THE MOST RECENT FISCAL YEAR.

                                  STRALEM FUND, INC.
                                CROSS REFERENCE SHEET
                               Pursuant to Rule 404(c)


  N-1A
ITEM NO.                         PROSPECTUS PAGE
--------                         ---------------

1                 Cover Page

2(a)............  2              Annual Fund Operating Expenses

 (b)............  *

 (c)............  *

3(a)............  3              Per Share Income & Capital Changes

 (b)............  *

 (c)............  *

4(a)............  4-7            Description of the Fund; Investment Objective;
                                 Management Policies; Investment
                                 Considerations; Management of the Fund;
                                 Investment Advisor

 (b)............  *

 (c)............  3-5

5(a)............  6              Management of the Fund; Investment Advisor

 (b)............  4-6

 (c)............  *

 (d)............  10             General Information

 (e)............  6              Management of the Fund

 (f)............  *

6(a)............  8              Description of the Fund's Shares

 (b)............  *

 (c)............  *

 (d)............  *

--------------------
*  Denotes negative answer or inapplicable.

  N-1A
ITEM NO.                         PROSPECTUS PAGE
--------                         ---------------


 (e)............  4,10           Description of the Fund; General Information

 (f)............  8              Tax Information

 (g)............  6

7(a)............  9              Sale of Shares

 (b)............  8

 (c)............  *

 (d)............  8

 (e)............  *

8(a)............  9-10           Sale of Shares, Redemption of Shares

 (b)............  *

 (c)............  *

 (d)............  *

9   ............  *

                                 STATEMENT PAGE
                                 --------------

10  ............                 Cover Page

11  ............                 Table of Contents

12  ............  *

13(a)...........  1-4, 8-9       Investment Objective and Policies; Investment
                                 Advisor

 (b)............  1-4            Investment Policies; Investment Restrictions

 (c)............  1-2            Investment Policies

 (d)............  *

14(a)...........  5-6            Management of the Fund

 (b)............  5-6

 (c)............  *

--------------------

*  Denotes negative answer or inapplicable.

  N-1A
ITEM NO.                         PROSPECTUS PAGE
--------                         ---------------

15(a)............  7             Control Persons and Principal Holders of
                                 Securities

 (b)............   7

 (c)............   7

16(a)............  5-6, 8-9      Investment Advisor; Management of the Fund

 (b)............   8-9           Investment Advisor;
                                 Brokerage Allocation

 (c)............   *

 (d)............   *

 (e)............   *

 (f)............   *

                                 PROSPECTUS PAGE
                                 ---------------

 (g)............   10            General Information

 (h)............   10            General Information

                                 STATEMENT PAGE
                                 --------------

 (i)............   11            Information About the Fund

17(a)............  9-10          Brokerage Allocation

 (b)............   9

 (c)............   9

 (d)............   9

 (e)............   *

18(a)............  10-11         Purchase, Redemption and Pricing of Shares

 (b)............   *

19(a)............  10-11         Purchase, Redemption and Pricing of Shares

 (b)............   10

 (c)............   *

--------------------

*  Denotes negative answer or inapplicable.

  N-1A
ITEM NO.                           PROSPECTUS PAGE
--------                           ---------------

20............      *

21............      8-11           Investment Advisor; Brokerage Allocation;
                                   Purchase, Redemption and Pricing of Shares

22............      *

23)............     13 et. seq.    Financial Statements



--------------------

*  Denotes negative answer or inapplicable.

PROSPECTUS
                                  STRALEM FUND, INC.
                                   405 Park Avenue
                               New York, New York 10022
                              Telephone:  (212) 888-8123
                              Telecopier: (212) 888-8152

      Stralem Fund, Inc. (the "Fund") is a non-diversified open-end investment company seeking to realize a combination of income and capital appreciation in an attempt to maximize total return. The shares of the Fund are offered only to clients of Stralem & Company Incorporated, the investment advisor to the Fund (the "Investment Advisor").

      The Investment Advisor has the flexibility to select among different types of investments for capital growth and income and alter the composition of the Fund's portfolio as economic and market trends change. There is no assurance that the Fund will be able to achieve its objective or that shareholders of the Fund will be protected from the risk of loss inherent in securities ownership.

      This Prospectus sets forth information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference.

      A "Statement of Additional Information" which provides a further discussion of certain matters described in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the telephone number or write to the address listed above.
--------------------------------------------------------------------------------
                                  TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses..............................................  2

Condensed Financial Information.............................................  3

Description of the Fund.....................................................  4

       Investment Objective.................................................  4

       Management Policies..................................................  4

       Investment Considerations............................................  6

Management of the Fund......................................................  6

       Board of Directors...................................................  6

       Investment Advisor...................................................  6

Description of the Fund's Shares............................................  8

Tax Information.............................................................  8

Sale of Shares..............................................................  9

Redemption of Shares........................................................  9

General Information.........................................................  10

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        The date of this Prospectus and of the
                  Statement of Additional Information is May 1, 1997

                       ANNUAL FUND OPERATING EXPENSES FOR 1996
                       (As a percentage of average net assets)


      Management Fees                                                 1.08%

      Other Expenses                                                   .13%

         Total Fund Operating Expenses                                1.21%

      The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Management of the Fund - Investment Advisor". The following example is provided to give a hypothetical illustration of expenses of the Fund. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


                                        1 Year    3 Years   5 Years   10 Years

You would pay the following expenses
on a $1,000 investment, assuming
(1)     5% annual return; and
(2)     Redemption at the end of
          each time period               $12        $38       $66       $147

                                  STRALEM FUND, INC.

                           CONDENSED FINANCIAL INFORMATION
                         per share income and capital changes
                    (for a share outstanding throughout the year)


        The information in the following table for the ten years ended December 31, 1996 has been audited by Richard A. Eisner & Company, LLP. independent auditors whose report dated January 22, 1997 expressing an unqualified opinion thereon appears in the statement of additional information. This table should be read in conjunction with the financial statements, related notes and report of Richard A. Eisner & Company, LLP all of which are included in the statement of additional information and may be obtained from the Fund upon request without charge.

===================================================================================================================================
                                                                           Year Ended December 31,
                                             --------------------------------------------------------------------------------------
                                             1996     1995    1994     1993     1992     1991     1990     1989     1988     1987
                                             --------------------------------------------------------------------------------------
Net asset value, beginning of period        $11.55   $9.77   $10.90   $10.49   $10.78   $ 9.93   $10.47   $ 9.42   $ 9.53   $10.00
                                            ------   -----   ------   ------   ------   ------   ------   ------   ------   ------

Income (loss) from investment operations:
    Net investment income                      .47     .49      .50      .50      .51      .54      .57      .64      .66      .41
    Net gains or losses on securities          .36    2.00    (1.11)     .73   ------     1.09     (.38)    1.13     (.12)     .12
                                            ------   -----   ------   ------            ------   ------   ------   ------   ------

     Total from investment income (loss)       .83    2.49     (.61)    1.23      .51     1.63      .19     1.77      .54      .53
                                            ------   -----   ------   ------   ------   ------   ------   ------   ------   ------

Less distributions:
    Dividends from net investment income      (.47)   (.49)    (.49)    (.49)    (.51)    (.53)    (.57)    (.63)    (.65)    (.86)
    Distributions from capital gains          (.25)   (.22)    (.03)    (.33)    (.29)    (.25)    (.16)    (.09)             (.14)
                                            ------   -----   ------   ------   ------   ------   ------   ------   ------   ------

     Total distributions                      (.72)   (.71)    (.52)    (.82)    (.80)    (.78)    (.73)    (.72)    (.65)   (1.00)
                                            ------   -----   ------   ------   ------   ------   ------   ------   ------   ------

NET ASSET VALUE, END OF PERIOD              $11.66  $11.55    $9.77   $10.90   $10.49   $10.78   $ 9.93   $10.47   $ 9.42   $ 9.53
                                            ------   -----   ------   ------   ------   ------   ------   ------   ------   ------
                                            ------   -----   ------   ------   ------   ------   ------   ------   ------   ------

Total return                                  7.22%  25.45%  (5.58)%   11.73%    4.68%   16.41%    1.85%   18.75%    5.55%    5.23%
Ratios/supplemental data:
Net assets, end of period (in thousands)   $30,849  $29,483  $25,597  $27,286  $22,761  $20,962  $18,103  $18,527  $17,602  $20,550
Ratio of expenses to average net assets      1.21%    1.23%    1.25%    1.24%    1.28%    1.28%    1.34%    1.29%    1.35%    1.21%
Ratio of net income to average net assets    3.72%    4.12%    4.52%    4.44%    4.73%    5.06%    5.37%    5.83%    5.70%    4.08%
Portfolio turnover rate                     17.00%   35.00%   42.00%   52.00%   53.00%   67.00%   37.00%  124.00%   33.00%  175.00%
    Average commission rate per share      $ 0.1474
===================================================================================================================================

                               DESCRIPTION OF THE FUND


        STRALEM FUND, INC. (the "Fund") was incorporated on July 9, 1969 under the laws of the State of Delaware. The Fund is a non-diversified open-end management investment company as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), offering shares of its Capital Stock, $1.00 Par Value. The Fund is an open-end investment company because, upon the demand of an investor, it has a legal duty to acquire the shares of the Fund held by such investor for the net asset value of the shares. The office of the Fund is at 405 Park Avenue, New York, New York 10022, its telephone number is (212) 888-8123.


INVESTMENT OBJECTIVE
--------------------

        The objective of the Fund is to seek the realization of a combination of income and capital appreciation in an attempt to maximize total return. The Investment Advisor has the flexibility to select among different types of investments for capital growth and income and alter the composition of the Fund's portfolio as economic and market trends change. This investment approach distinguishes the Fund from many other investment companies which often seek either capital growth or current income. There is no assurance that the Fund will be able to achieve its objective or that shareholders of the Fund will be protected from the risk of loss inherent in securities ownership.


MANAGEMENT POLICIES
-------------------

        Since 1974, the Fund's investment policy has been to achieve its investment objective through a portfolio of securities which is not confined to any particular area. The Fund remains non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than many diversified investment companies. To the extent that a greater portion of its assets are invested in a smaller number of issuers, an investment in the Fund may be considered more speculative than an investment in a diversified fund.

        The Investment Advisor considers both the opportunity for gain and the risk of loss in making investments. While the Investment Advisor anticipates that over the long term the Fund's portfolio will consist primarily of common stock or securities convertible into or exchangeable for common stocks (which may include privately placed securities, although the Fund has no current intention of purchasing such securities), the Fund may also invest in long-term bonds and short-term investments, including short-term U.S. government securities, bank interest-bearing accounts, certificates of deposit and other money market instruments (provided that such accounts and instruments will be restricted to banks insured by the Federal Deposit Insurance Corporation), and real estate investment trusts (provided that such securities are readily marketable). In addition, the Fund may also make short sales to the extent that, at the time of such sales, it owns not less than the amount of such security sold short and/or other securities convertible or exchangeable into such amount.

        Flexibility to choose among these various kinds of investments is a principal feature of the Fund's investment approach. The Fund may shift its emphasis among these different types of investments, as well as among various industry sectors, as financial trends and economic conditions change. For example, one strategy will be to increase the Fund's investments in equity securities when the Investment Advisor anticipates a generally rising stock market. A corresponding strategy will be to reduce the Fund's investments in equity securities when the Investment Advisor anticipates a declining stock market or when it believes that the total return from debt and short-term investments can be expected to exceed returns from equity investments.

        In selecting equity investments, the Investment Advisor will typically seek equities of companies listed on major U.S. stock exchanges that it believes are undervalued in the market place. Consistent with this approach, the Investment Advisor will direct the sale of equity investments that it judges to be overpriced or when it believes other investments offer better values.

        In selecting debt investments, the Investment Advisor will be primarily concerned with determining when it is most appropriate to buy and sell debt securities. The Investment Advisor will seek debt securities with longer maturities during periods when it anticipates lower interest rates and shorter-term debt securities when it expects interest rates to rise. The Investment Advisor will select the Fund's debt securities from United States treasury issues, long or short-term, or high quality bonds (rated AA or higher*). In selecting convertible securities, the Investment Advisor will select such securities which meet comparable quality ratings as set forth for debt instruments. As a consequence of these quality limitations, the Fund's opportunities for income and gain may be more limited as will the Fund's investment risk.

        Unless authorized by the shareholders, the Fund will not purchase or sell put and call options on stocks and stock price indexes listed on major exchanges (I.E., not including securities traded over-the-counter) where the total cost of such puts and calls exceeds 10% of the net asset value of the Fund at the time of purchase. The Fund will not purchase options on securities traded over-the-counter, but may purchase call options on securities traded over-the-counter to complete short sales with respect to such securities previously entered into by the Fund. Call and put options are, respectively, contracts to buy or sell a security or stock price index at a specific price expiring at a specific time. The Fund also will not sell a put or call option unless it owns such option at the time of such sale. The maximum financial risk of such transaction equals the original costs of such put or call option. The Fund will not sell a call option in cases where it does not already own the security underlying such option. Therefore, in the case of the sale of a call option, there is no financial liability risk since the fund is long on the securities on which call options may have been sold, but the Fund would lose the potential for gain on the underlying security above the exercise price.

        In addition, the Fund will not, unless approved by the shareholders, purchase the securities of any other registered open-end investment company, except as part of a merger or consolidation with, or the acquisition of the assets of, another investment company; however, the Fund may purchase the securities of no-load open-end investment companies that invest primarily in money market instruments, provided that (i) not more than 10% of the Fund's and any of its affiliates, net assets shall be invested in such money market investment companies, (ii) not more than 5% of the Fund's net assets shall be invested in any single such money market investment company and (iii) such purchase will not result in the Fund owning more than 3% of the outstanding voting stock of the acquired investment company. (The Fund may purchase shares of registered closed-end investment companies. However, no more than 5% of the then current value of the Fund's total assets based upon market value at the time of purchase may be invested in such securities and no more than 10% of the Fund's net assets will be invested in investment companies of any type.) Any investment in any such investment company would involve duplicative expenses, that is, in addition to expenses directly incurred by the Fund, part of the Fund's investment in such company would be used for payment of such company's expenses.

---------------------------

* As rated by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"). S&P's bond ratings range from AAA to D, with AAA being the highest. Debt rated AA by S&P has a very strong capacity to pay interest and principal, and differs from the highest rated issues only in a small degree. Moody's bond ratings range from AAA to C, with AAA being the highest. Debt rated AA by Moody's is judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities, or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in AAA securities.

* Additionally, the Fund will not acquire more than 3% of the total outstanding voting stock of any such closed-end investment company.

          During 1995 and 1996 the turnover rate of the Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by the Fund during the period, was approximately 35% and 17%, respectively. The Fund cannot predict what its turnover rate will be in 1997.
A high rate of turnover may result in increased income and gain which would have to be distributed to the Fund's stockholders in order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. See "Tax Information."

INVESTMENT CONSIDERATIONS
-------------------------

          The Fund offers to sell and redeem its shares at the next determined net asset value. No sales charge, underwriting discount or commission is paid by investors. The minimum dollar amount of shares which may be purchased at any one time is $100. The Fund receives the full amount of the purchase price of the shares. The value of the Fund's shares fluctuates because the values of the securities in which it invests fluctuate. When the Fund sells portfolio securities it may realize a gain or a loss, depending on whether it sells them for more or less than their cost. The Fund will earn dividend or interest income to the extent that it receives dividends or interest from its investments.


                                MANAGEMENT OF THE FUND

BOARD OF DIRECTORS
------------------

          The Board of Directors of the Fund is responsible for the overall operations of the Fund. The officers of the Fund, under the direction of the Board of Directors of the Fund, are responsible for the day-to-day operations of the Fund.


INVESTMENT ADVISOR
------------------

          Stralem & Company Incorporated (the "Investment Advisor"), having an office at 405 Park Avenue, New York, New York 10022 is a member of the National Association of Securities Dealers, Inc. The Investment Advisor is a registered investment advisor that manages funds for individuals, trusts, pension plans and other institutional investors. The Investment Advisor also performs some brokerage functions for its clients. The Investment Advisor has not in the past, and does not at the present time, sponsor or manage any other mutual fund.

          The Investment Advisor is the investment advisor to the Fund under a contract (the "Contract") dated February 28, 1977 which has been renewed annually. The Contract provides that the Investment Advisor will screen and analyze potential investments for the Fund and, subject to the investment restrictions and policies of the Fund, determine the amount of each investment that should be made and the form of such investment. The Investment Advisor is also responsible for reviewing and re-evaluating the Fund's portfolio periodically in order to determine at what point investments have met the Fund's basic objective or are unlikely to meet such objective, in which case the Investment Advisor would recommend the sale of such investments. The Investment Advisor, in the performance of its duties, causes such of the Fund's investments to be bought and sold as it deems appropriate and consistent with the Fund's basic objective of seeking to realize a combination of income and capital appreciation intended to produce the highest total return consistent with reasonable risk. Additionally, the Investment Advisor provides the Fund with, and pays for, all office space and utilities, and all research and investment services. The Investment Advisor provides the Fund with, and initially pays for (subject to reimbursement by the Fund, as provided below), all clerical, statistical and related services (excluding legal, accounting, auditing and custodial services) reasonably required by the Fund for the conduct of its business. Legal, accounting, auditing and custodial services are separately obtained and paid for by the Fund.

          Since 1974, Hirschel B. Abelson, President of the Investment Advisor and Secretary and Treasurer of the Fund, Philippe Baumann, Executive Vice President of the Investment Advisor and President and Director of the Fund, and
M. Joel Unger, Vice President of the Investment Advisor, have been responsible for the day-to-day management of the Fund's portfolio. See "Management of the Fund - Directors and Officers" in the accompanying Statement of Additional Information for a description of Messrs. Abelson's and Baumann's business experience during the past five years. Mr. Unger has been Vice President of the Investment Advisor for more than the past five years.

          The Fund reimburses the Investment Advisor for certain of its expenses attributable to the administration of the Fund, including a proportionate part of the compensation of employees of the Investment Advisor who perform the clerical, statistical and related services for the Fund referred to above; such reimbursement is paid quarterly and is limited by the Contract to $25,000 per annum. Under such provision of the Contract, the Fund reimburses the Investment Advisor for, among other things, the expenses and compensation of its employees incurred in preparing reports for the Fund, in performing the Fund's duties as the transfer agent and registrar of its own shares and dividend paying agent and in performing all of the other administrative functions of the Fund. The Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Advisor and such direct payment of other costs, substantially all of the Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by the Fund.


          As compensation for its services under the Contract, the Fund pays to the Investment Advisor as of the last day of each March, June, September and December on which the Contract is in force a sum equal to the aggregate of the following percentages of the average weekly net asset value of the Fund during the quarterly period then ended:

               1/4 of 1% of the first $50 million of such net asset value (1% annually);

               3/16 of 1% of the next $50 million of such net asset value (3/4 of 1% annually); and

               1/8 of 1% of such net asset value in excess of $100 million (1/2 of 1% annually).

          Prior to establishing in 1988 the current fee schedule described above, the Board of Directors of the Fund compared advisory fees and fee structures of mutual funds similar in size and purpose to the Fund. Based on this review, the Board of Directors concluded that the increase in the fee schedule would result in a reasonable level of compensation to the Investment Advisor which is higher than the fees payable by most other funds. However, in the opinion of the Board, the increased fees, when considered together with the relatively low level of expenses which are incurred by the Investment Advisor and reimbursed by the Fund, will result in a level of costs which is slightly lower than, but roughly comparable to, the costs payable by other funds.

          As of March 31, 1997, the net asset value of the Fund was $35,679,774. The Fund's total expenses for fiscal year 1996 were 1.21% of average net asset value. Management expenses for fiscal year 1996 were 1.08% of average net asset value; this figure was higher than the 1% annual fee set for the Investment Advisor due to administrative expenses reimbursed by the Fund to the Investment Advisor.

          Although the Contract does not contain any provision requiring the Fund's brokerage to be transacted through the Investment Advisor, in 1995 and 1996, all of the Fund's brokerage was placed through the Investment Advisor or affiliated persons of the Fund or the Investment Advisor or any brokers an affiliated person of which is an affiliated person or the Fund or the Investment Advisor. The Board of Directors has reviewed and approved the foregoing brokerage arrangements.

                           DESCRIPTION OF THE FUND'S SHARES

          The Fund has authorized capital of 5,000,000 shares of one class of capital stock, par value $1.00. Each share has one vote and participates equally in dividends and distributions declared by the Fund and in the Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable, are transferable and redeemable at net asset value and have no preemptive, conversion or exchange rights. The shares of the Fund do not have cumulative voting rights; consequently, holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so; and, in such event, the holders of the remaining shares so voting would not be able to elect any directors.


                                   TAX INFORMATION

          In 1996, the Fund continued to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to continue to so qualify in 1997 and, in consequence, to distribute to its shareholders not less than 90% of the total of net ordinary income and its realized net short-term capital gains. In so doing, the Fund intends to comply with the provisions of the Internal Revenue Code, as in effect at the time of each such distribution, that relieve regulated investment companies which distribute substantially all of their net income, excluding long-term capital gains, from Federal income tax thereon. For Federal income tax purposes, such distributions are treated as ordinary income received by shareholders and, for shareholders which are corporations, are eligible, in whole or in part, for the dividend received deduction of 70% for dividends received or accrued in years ending after December 31, 1987. The Internal Revenue Code imposes a nondeductible excise tax of 4% on certain income of a regulated investment company if it is not distributed before the end of a calendar year. In order to avoid the excise tax, the Fund will be required to distribute substantially all of its income to shareholders during the calendar year in which its income is earned. For this purpose, any dividends that are declared during the month of December as payable on a date in December will be deemed distributed by the Fund as of such date only if actually distributed prior to February 1 of the following year. The amount so distributed, however, will be deemed received for Federal income tax purposes by the Fund's shareholders on the December record date it is declared, even if the amount is not received until the following January. The Internal Revenue Code no longer provides a dividend received exclusion for individuals.

          The Fund intends to distribute to its stockholders any realized net long-term capital gains for each year. To the extent that the Fund distributes its realized net long-term capital gains in any year, the Fund will be relieved from Federal income tax thereon and the stockholders of the Fund who receive such distributions will be taxed, for Federal income tax purposes, at the rates applicable to long-term capital gains without regard to how long the stockholder has held the Fund's shares. In 1996, the Fund incurred Federal, state and local income taxes of $8,784 on income received but not distributed by the Fund.

          The Fund will advise its shareholders, at least annually, as to what portion of the amounts it distributes constitutes ordinary income or long-term capital gains, as to what portion of such amounts is eligible for any applicable corporate dividend received deduction and as to each shareholder's pro rata share of undistributed net long-term capital gains, if any.

          The foregoing income tax information is based on existing law, regulations, rulings and judicial decisions, any of which could be changed at any time, possibly with retroactive effect. In addition, no information is provided herein with respect to state or local taxes. The Fund has always made its dividends and distributions in cash (and not in shares of its capital stock) and presently intends to continue this cash distribution policy. In the event the Fund changes this policy, shareholders will be given written notice of the extent to which they may receive share distributions and of the tax consequences thereof.

                                    SALE OF SHARES

          The Fund offers and redeems its shares at the next-determined net asset value. No sales charge, underwriting discount or commission is paid by investors. The minimum dollar amount of shares which may be purchased at any one time is $100.

          The net asset value of the Fund's shares is determined by the Fund as of the close of trading on the New York Stock Exchange, Inc. (the "Exchange") on the last business day in each calendar week on which the Exchange will be open and on each other day on which it receives orders for sales and/or redemptions, if such orders are received prior to the close of trading on the Exchange, or on the business day next succeeding the date of such receipt, if such orders are received after the close of trading on the Exchange. Such determination is made by the Fund by dividing the value of its securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of shares outstanding. A security listed or traded on an exchange is valued at its last sale price on that exchange prior to the time when assets will be valued. Lacking any sales on any day, the security is valued at the mean between the current closing "bid" and "asked" prices. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the average of the last current "bid" prices, if such securities are held "long", or on the basis of the average of the last current "asked" prices, if such securities are owned "short", in each case as reported by the National Quotation Bureau, Inc. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value as determined in good faith by the Management of the Fund. Other assets are also valued at fair value as determined in good faith by the Board of Directors of the Fund.

          Shares of the Fund are continuously offered for sale at net asset value. Net asset value for these purposes is determined as of the close of trading on the Exchange on the business day on which the purchase order is placed with the Fund by a prospective investor, if such order is received prior to the close of trading on the Exchange, or on the business day next succeeding the date of such receipt, if such order is received after the close of trading on the Exchange. Shares are issued as of the opening of trading on the Exchange on the business day next succeeding the day on which net asset value was determined.

          Shares sold by the Fund may be purchased only from Stralem & Company Incorporated, 405 Park Avenue, New York, New York 10022, the statutory underwriter of such shares (the Investment Adviser to the Fund), which, pursuant to a distribution agreement dated February 28, 1977, acts without any compensation as exclusive representative of the Fund in making such sales. It receives, on behalf of the Fund, subscriptions for shares and payments therefor. The distribution agreement was approved and adopted by the Fund's shareholders at a Special Shareholders, Meeting held on February 11, 1977 and renewed by the unanimous consent of the Board of Directors on April 10, 1997.

                                 REDEMPTION OF SHARES

          Shareholders may redeem their shares of the Fund without charge by the Fund at the next-determined net asset value of such shares only after receipt at the office of the Fund of a written request for redemption and deposit of properly endorsed certificates. The signature of the endorser must be guaranteed. The redemption price (net asset value) of shares shall be determined as of the close of trading on the Exchange on the business day on which a request for redemption has been received by the Fund, if such order is received prior to the close of trading on the Exchange, or on the business day next succeeding the date of such receipt, if such order is received after the close of trading on the Exchange. Payment will be made as soon as reasonably practicable after receipt of such request and good delivery of the shares being redeemed and, in any event, shall be made within three business days thereafter. Redemption of shares or payment therefor may be suspended at times (a) when the Exchange is closed, (b) when trading on the Exchange is restricted, (c) when an emergency exists, a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

          Because the net asset value of the Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a shareholder will receive upon redemption may be more or less than the amount he paid for the shares.


                                 GENERAL INFORMATION

          The Custodian for all securities of the Fund is Schroder Wertheim & Co., Inc., a Delaware corporation which is a member corporation of the New York Stock Exchange, Inc., and the corporation through which the Investment Advisor clears its securities transactions. Its principal office is presently located at 787 Seventh Avenue, New York, New York 10019. The Fund has a bank checking account with Chase Manhattan Bank. The Fund acts as its own transfer agent and registrar and dividend agent.

          The Fund's Annual Report to Shareholders contains additional performance information which will be made available upon request and without charge.

          Shareholder inquiries may be made by calling the telephone number or writing to the Fund at the address shown on the front cover.

                                        PART B
            Information Required in a Statement of Additional Information

                                  STRALEM FUND, INC.

                         STATEMENT OF ADDITIONAL INFORMATION

                                     May 1, 1997



--------------------------------------------------------------------------------


This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current prospectus of Stralem Fund, Inc. (the "Fund"), dated May 1, 1997, as it may be revised from time to time.
To obtain a copy of the Fund's prospectus, please write to the Fund at 405 Park Avenue, New York, New York 10022 or call (212) 888-8123.

Stralem & Company Incorporated serves as the Fund's investment advisor.



--------------------------------------------------------------------------------


                                  TABLE OF CONTENTS

                                                                            PAGE

Investment Objective and Policies.......................................... B- 1

Management of the Fund..................................................... B- 5

Control Persons and Principal Holders of Securities........................ B- 7

Investment Advisor......................................................... B- 8

Brokerage Allocation....................................................... B- 9

Purchase, Redemption and Pricing of Shares................................. B-10

Information About the Fund................................................. B-11

Report of Independent Auditors............................................. B-12

Financial Statements....................................................... B-13

                          INVESTMENT OBJECTIVE AND POLICIES

OBJECTIVE OF THE FUND
---------------------

          The investment objective of the Fund is to realize a combination of income and capital appreciation intended to maximize total return. To achieve this end, the Investment Advisor has the flexibility to select among different types of investments for capital growth and income and alter the composition of the Fund's portfolio as economic and market trends change.


INVESTMENT POLICIES
-------------------

          Since 1974, the Fund's investment policy has been to achieve its investment objective through a portfolio of securities which is not confined to any particular area. The Fund is non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than many diversified investment companies. To the extent that a greater portion of its assets is invested in a smaller number of issuers, an investment in the Fund may be considered more speculative than an investment in a diversified fund.

          While the Investment Advisor anticipates that over the long term the Fund's portfolio will consist primarily of common stocks or securities convertible or exchangeable for common stocks, the Fund may also invest in long-term bonds and other debt securities and short-term investments, including short-term U.S. government securities, bank interest-bearing accounts, certificates of deposit and other money market instruments.

          The Fund may shift its emphasis among the different types of investments, as well as among various industry sectors, as financial trends and economic conditions change. For example, one strategy will be to increase the Fund's investments in equity securities when the Investment Advisor anticipates a generally rising stock market. A corresponding strategy will be to reduce the Fund's investments in equity securities when the Investment Advisor anticipates a declining stock market or when it believes that the total return from debt or convertible securities and short-term investments can be expected to exceed returns from equity investments.

          During 1995 and 1996 the turnover rate of the Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by the Fund during the period, was approximately 35% and 17%, respectively. The Fund cannot predict what its turnover rate will be in 1997.
A high rate of turnover may result in increased income and gain which would have to be distributed to the Fund's stockholders in order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

          Notwithstanding that the Fund is a non-diversified investment company, the Fund is subject to certain limitations on the degree to which it can concentrate its investments. In addition to the investment restrictions (see Investment Restrictions at page B-2) adopted by the Fund, other restrictions on the degree to which the Fund can concentrate its investments arise by virtue of the Fund's continuing intention to comply with the provisions of the Internal Revenue Code which relieve investment companies which distribute substantially all of their net income, excluding long-term capital gains, from Federal taxation. Such additional restrictions are the following:

          (1) As to 50% of the value of its total assets, the Fund may not invest more than 5% of its assets, taken at market value, in the securities of any one issuer (except United States Government securities) and may not purchase more than 10% of the outstanding voting securities of any such issuer; and

        (2) The Fund may not invest more than 25% of the value of its total assets, taken at market value, in the securities of a single issuer.

        The Fund has no present intention to concentrate its investments in any particular industry, and will not purchase a security if, as a result of such purchase, more than 25% of the value of its total assets, based upon current market value, will be invested in securities in a particular industry. The foregoing policy is fundamental and may not be changed without approval of the holders of a majority of the Fund's outstanding shares; however, this policy does not assure the achievement of the Fund's investment objective or eliminate the risk of loss which is inherent in the ownership of securities.


ALLOCATION OF INVESTMENTS BY THE INVESTMENT ADVISOR
---------------------------------------------------

        Although the Investment Advisor does not presently act as an investment advisor for any other mutual fund, it is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and, accordingly, it has as clients private individuals, trusts, pension and profit sharing funds, some of whom, like the Fund, have capital appreciation as an investment objective. As a result, investment personnel of the Investment Advisor may at times consider purchases and sales of the same investment securities for the Fund as well as for one or more of the other accounts which they manage or advise. In such cases, it would be the practice of such personnel to allocate the purchases and sales transactions among the Fund and such other accounts in an equitable manner. In making such allocation, the main factors considered would be the respective investment objectives of the Fund and the other accounts, the relative size of the portfolio holdings of each of the same or comparable securities, the current availability of cash for investment by the Fund and each of the other accounts, the tax status of the Fund and the other accounts, and the size of investment commitments generally held by the Fund and the other accounts.

        Within the limits set forth in Section 17 of the Investment Company Act of 1940, as amended, the Fund may invest in securities the issuers of which are clients of the Investment Advisor, but such investments would only be made in securities which are freely marketable under the Securities Act of 1933 (the "Securities Act").

INVESTMENT RESTRICTIONS
-----------------------

        The Fund has adopted certain restrictions which cannot be changed without approval of the holders of a majority of its outstanding shares. A majority vote means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of the Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of the Fund. The Fund, without such approval, may not:

               1. Borrow money for investment purposes. However, for temporary or emergency purposes, including meeting redemptions and securing short-term credits for the clearance of purchases and sales of securities, the Fund may borrow up to 5% of the value of its assets, but the Fund may not borrow money if, immediately after such borrowing, the Fund will have net assets of less than 300% of the amount of such borrowing. (Both references to the Fund's assets in this paragraph mean the market value of the Fund's net assets.)

               2. Underwrite securities of other issuers, except that the Fund may purchase securities offered as private placements and, in so doing, may state at the time of purchase that it has no present intention to dispose of such securities and may agree that any disposition of such securities will be subject to compliance with the Securities Act. While such purchases can at times be made at advantageous prices and offer attractive opportunities for investment not otherwise available in the open market, the liquidity and marketability of such securities may be limited and the Fund may not be able to dispose of its holdings in such securities at the current market price. The Management of the Fund would value the same at fair value in good faith as required by the Investment Company Act of 1940. No more than 5% of the value of the Fund's total assets, based upon the then current market value at the time of the purchase of any such securities, may be invested in such securities.

               3. Concentrate its investments in a particular industry. No more than 25% of the value of the Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry.

               4. Except for the purpose of providing office space for the transaction of its business, engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate. The Fund may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but has no current intention of so doing.

               5. Engage in the purchase and sale of commodities or commodity contracts.

               6. Make loans, except the Fund may lend money to corporations by purchasing corporately-offered short-term and/or long-term debt securities. If any such debt security is not freely marketable under the Securities Act, the amount thereof will be included in the limitation referred to in the last sentence of paragraph 2 above. The purchase of a portion of an issue of publicly distributed bonds, debentures and/or debt securities will not be considered the making of a loan.


               7. Invest in companies for the purpose of exercising control or management.

               8.    Purchase securities on margin.

               9. Make short sales, except that the Fund may sell securities short to the extent that, at the time of any such sale, it owns not less than the amount of such security sold short and/or other securities convertible or exchangeable into such amount. The Fund may also make such short sales in special arbitrage situations for the purpose of profiting from a current difference between the price of a security sold, such as stock, and a security owned, such as a debenture convertible into that stock.

               10. Purchase or sell put and call options on stocks and stock price indexes listed on major exchanges (I.E., not including securities traded over-the-counter) where the total cost of such puts and calls exceeds 10% of the net asset value of the Fund at the time of purchase. Call and put options are, respectively, contracts to buy or sell a security or stock price index at a specific price expiring at a specific time. The Fund will not sell call options where it does not already own the security underlying such options. See item 14 regarding the risks associated with such options. The Fund will not purchase options on securities traded over-the-counter; provided, however, that the Fund shall be permitted to purchase call options on securities traded over-the-counter to complete a short sale with respect to such securities previously entered into by the Fund.

--------------------------

* A short sale is a sale of securities not owned at the time of sale anticipating the price to fall and the securities to be repurchased at a profit. A person selling short borrows the equivalent securities to be delivered to the buyer and eventually buys the securities to return to the buyer. In the case of the type of short sales made by the Fund (referred to as a "short sale against the box"), the Fund already owns the stock being sold, but keeps possession of it, and therefore has to borrow the equivalent stock to deliver to the purchaser.

             11. Purchase the securities of any other registered open-end investment company, except as part of a merger or consolidation with, or the acquisition of the assets of, another investment company; however, the Fund may purchase the securities of no-load open-end investment companies that invest primarily in money market instruments, provided that (i) not more than 10% of the Fund's and any of its affiliates, net assets shall be invested in such money market investment companies, (ii) not more than 5% of the Fund's net assets shall be invested in any single such money market investment company and (iii) such purchase will not result in the Fund owning more than 3% of the outstanding voting stock of the acquired investment company.
        (The Fund may purchase shares of registered closed-end investment companies. However, no more than 5% of the then current value of the Fund's total assets based upon market value at the time of purchase may be invested in such securities and no more than 10% of the Fund's net assets will be invested in investment companies of any type.)

             12. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned by it. In connection with short sales, the Fund may, however, pledge or hypothecate securities as security for its obligation to replace the securities sold short.

             13. Participate on a joint basis in any securities trading account.

             14. Sell a put or call option unless it owns such option at the time of such sale. The maximum financial risk equals the original costs of such put or call option. In the case of a call option, the Fund will only sell such option if it already owns the security underlying such option. Therefore, there is no financial liability risk since the fund is long on the securities on which call options may have been sold.

             15.  Issue senior securities of the Fund.

-----------------------------

* Additionally, the Fund will not require more than 3% of the total outstanding voting stock of any such closed-end investment company.

                      MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS
----------------------

          The Board of Directors of the Fund is responsible for the over-all operations of the Fund. The officers of the Fund, under the direction of the Board of Directors of the Fund, are responsible for the day-to-day operations of the Fund. The Directors and Officers of the Fund are as follows:

                                  Shares of Fund Beneficially               Current Principal Occupation
                                  Owned Directly or Indirectly                and Principal Occupation
Name, Office and Address               At March 31, 1997                       During Past Five Years
------------------------          ----------------------------              ----------------------------
Philippe E. Baumann                         123,872 (1)                    Mr. Baumann has been a Director and
Director and President                                                     Vice-President of Stralem & Company
880 Fifth Avenue                                                           Incorporated from 1970 to May 31, 1973.
New York, New York 10021                                                   Since June 1, 1973, he has been its
                                                                           Executive Vice-President.


Hirschel B. Abelson*                        138,912 (2)                    Mr. Abelson has been President of Stralem
Secretary and Treasurer                                                    & Company Incorporated for more than
112 East 74th Street                                                       five years.
New York, NY 10021


Kenneth D. Pearlman                            326                         Mr. Pearlman has, since 1992, been the
Director                                                                   Managing Director of The Evans
200 East 64th Street                                                       Partnership, an investment partnership,
New York, NY 10021                                                         with which he has been associated for
                                                                           more than five years.

---------------------------------

* Interested person as defined in the Investment Company Act of 1940, as amended, by reason of relationship as officer or director.

1 Does not include 102,500 shares owned in the aggregate by two children of Mr. Baumann, 12,998 shares owned by his wife, but includes 119,920 shares owned beneficially by Mr. Baumann through his interest in Stalem Employees Profit Sharing Trust, and 3,952 shares held directly.

2 Does not include 2,317 shares owned in the aggregate by three children of Mr. Abelson and 326 shares owned by his wife, but includes 138,586 shares

                                  Shares of Fund Beneficially               Current Principal Occupation
                                  Owned Directly or Indirectly                and Principal Occupation
Name, Office and Address               At March 31, 1997                       During Past Five Years
------------------------          ----------------------------              ----------------------------
Michael T. Rubin*                           57,211 (4)                     Mr. Rubin has been employed by Stralem &
Vice President                                                             Company Incorporated since July 1970,
322 West 57th Street                                                       and has been an Assistant Vice President
New York, NY 10019                                                         and an Assistant Secretary thereof since
                                                                           April, 1972 and May, 1973, respectively.


Jean Paul Ruff                               1,322                         Mr. Ruff has been President of Hawley
Director                                                                   Fuel Coal, Inc. since 1976 and Chairman
351 E. 84th Street                                                         since 1980.
New York, NY  10028


Joann Paccione                                   0                         Ms. Paccione has been Assistant Secretary
112 Thomas Avenue                                                          and Assistant Treasurer of the Fund since
Emerson, NJ 07630                                                          April 1990.  She was employed as an
                                                                           accountant by Richard Eisner & Company
                                                                           from 1981 through October 1987.  Since
                                                                           October 1987, Ms. Paccione has been
                                                                           engaged in providing accounting services
                                                                           on an independent basis.


------------------------------
3 Includes 57,211 shares beneficially owned by Mr. Rubin, through interest in a profit sharing trust for employees of the Investment Advisor owning shares of the Fund.

4 Does not include an aggregate of 173 shares owned by Mr. Rubin's daughter, of which shares he disclaims beneficial ownership.

5 Does not include 26,116 shares owned in the aggregate by two children of Mr. Ruff and 13,058 shares held by Mr. Ruff's wife in custody for his daughter, of which shares he disclaims beneficial ownership.

     Mr. Baumann has served as a director of the Fund since April 27, 1972. Mr. Pearlman was elected a director for the first time on February 6, 1974. Mr. Ruff was elected director at the Annual Meeting of Stockholders held on April 23, 1980.

     None of the directors and officers of the Fund receives any compensation, other than directors' fees, from the Fund. The Fund pays each director of the Fund who is not an employee of the investment Advisor a director's fee of $200 for each meeting attended, but not in excess of $1,200 a year, and reimburses them for their out-of-pocket expenses incurred on Fund business. In 1996, the Fund paid an aggregate of $2,800 in directors, fees as follows: Jean Paul Ruff, $800; William A. Hertan (deceased), $1,000; and Kenneth D. Pearlman. $1,000. No directors' out-of-pocket expenses were claimed or reimbursed during 1996.

       CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


          The Fund has authorized capital of 5,000,000 shares Of one class of capital stock, par value $1.00. As of March 31, 1997, the Fund had 3,041,316 shares of capital stock issued and outstanding. The following table shows certain information as to the holdings of shareholders with 5% or more of the Fund's outstanding shares and the directors and officers of the Fund as a group as of March 31, 1997:

                                                           Amount and Nature
                Name of                                      of Beneficial
             Beneficial Owner         Address                 Ownership (1)          Percent of Class
            -----------------         -------              -----------------         ----------------
Stralem Employees'                405 Park Avenue            486,984 shares               16.01%
Profit Sharing Trust              New York, NY 10022

Gunther & Co. - Swiss Bank        4 World Trade Center       418,828 shares (2)           13.77%
Corporation                       New York, NY 10005


All officers and directors of
   the Fund as a group                                       439,878 shares (3)           14.46%


---------------------------------

1    Unless optherwise indicated, all ownership is record and beneficial.

2    Record only.

3 Does not include an aggregate of 157,488 shares beneficially owned by wives or children of certain of such officers and directors, as to which shares said officers and directors disclaim any beneficial interest. See table under "Management of the Fund" above for further information.

                        INVESTMENT ADVISOR


          The Investment Advisor, Stralem & Company Incorporated, having an office at 405 Park Avenue, New York, New York 10022, is the investment advisor to the Fund under a contract (the "Contract") dated February 28, 1977. The Contract provides that the Investment Advisor will screen and analyze potential investments for the Fund and, subject to the investment restrictions and policies of the Fund, determine the amount of each investment that should be made and the form of such investment. The Investment Advisor is also responsible for reviewing and re-evaluating the Fund's portfolio, periodically, in order to determine at what point investments have met the Fund's basic objective or are unlikely to meet such objective. The Investment Advisor, in the performance of its duties, causes such of the Fund's investments to be bought and sold as it deems appropriate and consistent with the Fund's basic objective of the realization of a combination of income and capital appreciation to produce the highest total return consistent with reasonable risk. Additionally, the Investment Advisor provides the Fund with, and pays for, all office space and utilities and all research and investment services. The Investment Advisor provides the Fund with, and initially pays for (subject to reimbursement by the Fund, as provided below), all clerical, statistical and related services (excluding legal, accounting, auditing and custodial services) reasonably required by the Fund for the conduct of its business. Legal, accounting, auditing and custodial services are separately obtained and paid for by the Fund.

          The Fund reimburses the Investment Advisor for certain of its expenses attributable to the administration of the Fund, including a proportionate part of the compensation of employees of the Investment Advisor who perform the clerical, statistical and related services for the Fund referred to above; such reimbursement is limited by the Contract to $25,000 per annum. Under such provision of the Contract, the Fund reimburses the Investment Advisor for, among other things, the expenses and compensation of its employees incurred in preparing reports for the Fund, in performing the Fund's duties as the transfer agent and registrar of its own shares and as dividend agent and in performing all of the other administrative functions of the Fund. The Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Advisor and such direct payment of other costs, substantially all of the Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by the Fund.

          The Contract was approved and adopted by the Fund's shareholders at a Special Shareholders, meeting held on February 11, 1977, upon the transfer of control of the Investment Advisor, consummated on February 28, 1977, which caused the automatic termination of the Fund's prior investment advisory agreement. The Contract is identical to the previous investment advisory agreement except for its effective date, the length of its initial term, which has been shortened from two years to one year, and for certain minor changes improving the clarity of the agreement and/or conforming it to changes in applicable law. A new Contract was entered into for a term of one year by the unanimous consent of the Board of Directors on April 10, 1997.

          The Contract provides that the Fund will pay to the Investment Advisor as of the last day of each March, June, September and December in which the investment advisory agreement is in force a sum equal to the aggregate of the following percentages of the average weekly net asset value of the Fund during the quarterly period then ended:

               1/4 of 1% of the first $50 million of such net asset value (1% annually),

               3/16 of 1% of the next $50 million of such net asset value (3/4 of 1% annually), and

               1/8 of 1% of such net asset value in excess of $100 million (1/2 of 1% annually).

          As of March 31, 1997, the net asset value of the Fund was $35,679,774.

          The total payment under the Contract for 1996 was $365,410 of which $20,600 was a reimbursement for the Investment Advisor's expenses attributable to the administration of the Fund. The total payment under the Contract for 1995 was $331,844, of which $20,450 was a reimbursement of the Investment Advisor's expenses attributable to administration of the Fund. The total payment under the Contract for 1994 was $307,473, of which $19,500 was a reimbursement of the Investment Advisor's expenses attributable to administration of the Fund.

          Prior to establishing the current fee schedule, the Fund compared advisory fees and fee structures of mutual funds similar in size and purpose to the Fund. Based on this review, the Board of Directors concluded that the increase in the fee schedule would result in a reasonable level of compensation to the Investment Advisor which is higher than the fees payable by most other funds. However, in the opinion of the Fund, the increased fees, when considered together with the relatively low level of expenses which are incurred by the Investment Advisor and reimbursed by the Fund, result in a level of costs which is slightly lower than, but roughly comparable to, the costs payable by other funds.

          All other terms and conditions of the Investment Advisory Agreement were not amended and will continue in effect, including, without limitation, provisions relating to the reimbursement of expenses.


          The Contract will continue in effect from year to year so long as its continuance is specifically approved at least annually either (1) by the Board of Directors of the Fund or (2) by the vote of a majority of the outstanding shares of the Fund, provided that in either event the continuance is also approved by the vote of a majority of the directors of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Contract may be terminated, without the payment of any penalty, at any time by the Board of Directors of the Fund, by the Investment Advisor, or by the vote of a majority of the outstanding shares of the Fund upon not more than 60 days, written notice, and will be automatically terminated upon any assignment thereof.

          The Investment Advisor's other advisory clients pay advisory fees to the Investment Advisor based upon the amount of the securities and/or cash of such clients with respect to which the investment Advisor renders investment advice. Accordingly, although the Fund pays an investment advisory fee to the Investment Advisor, investment advisory clients of the Investment Advisor who own shares of the Fund's stock may also pay an additional advisory fee to the Investment Advisor (in addition to the fee indirectly paid on their behalf by the Fund) with respect to the amount invested in the shares of the Fund. No additional investment advisory fees are charged to clients of the Investment Advisor which are subject to the Employee Retirement and Income Security Act on amounts invested by such clients in the Fund.

          Mr. Philippe E. Baumann is an officer and director of the Fund and also of the Investment Advisor. Mr. Rubin is an officer of the Fund and is also an officer of the Investment Advisor. Mr. Abelson is an officer of the Fund and is also an officer of the Investment Advisor. The following persons, as of March 31, 1997, beneficially owned 5% or more of the Investment Advisor's outstanding voting Common Shares: President of the Investment Advisor, Hirschel B. Abelson (33.3%); Executive Vice President of the Investment Adviser, Philippe E. Baumann (33.3%); and Vice President of the Investment Adviser, M. Joel Unger (33.3%). Messrs. Abelson, Baumann and Unger together control the Investment Advisor. Messrs. Abelson, Baumann and Unger, together with members of their families, also own 100% of the outstanding non-voting Common Shares of the Investment Advisor.

                       BROKERAGE ALLOCATION

          Decisions to buy and sell securities for the Fund and assignment of its portfolio business and negotiation of its commission rates, where applicable, are made by the President and the Vice-President of the Fund, who are also officers of the Investment Advisor. It is the Fund's policy to obtain the best prices and execution of orders available, and, in doing so, the Fund will assign portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker's services (including handling of execution of orders, research services the nature of which is the receipt of research reports, and related services) and the value of such services and expected contribution to the performance of the Fund. Where commissions paid reflect services furnished to the Fund in addition to execution of orders, the Fund will stand ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. It is possible that certain of such services may have the effect of reducing the Investment Advisor's expenses.

          The Contract does not contain any provision requiring the Fund's brokerage to be transacted through the Investment Advisor. During 1996, the Fund's brokerage amounted to $33,788 all of which was placed through the Investment Advisor or affiliated persons of the Fund or the Investment Advisor or any other brokers an affiliated person of which is an affiliated person of the Fund or the Investment Advisor. During 1995, the Fund's brokerage amounted to $26,201, all of which was placed through the Investment Advisor or affiliated persons of the Fund or the Investment Advisor or any other brokers an affiliated person of which is an affiliated person of the Fund or the Investment Advisor. During 1994, the Fund's brokerage amounted to $16,124, all of which was placed through the Investment Advisor or affiliated persons of the Fund or the Investment Advisor or any other brokers an affiliated person of which is an affiliated person of the Fund or the Investment Advisor. The Board of Directors has reviewed and approved the foregoing brokerage arrangements.

          With respect to any transactions to which competitively determined rates are applicable, the execution will not be placed with the Investment Advisor at a commission rate less favorable than the Investment Advisor's contemporaneous charges for its other most favored, but unaffiliated, customers; and, in addition, a good faith judgment will be made that the Investment Advisor is qualified to obtain the best price on the particular transaction and that the commission charged will be reasonable in relation to the value of the brokerage provided in terms of either the particular transaction or the Investment Advisor's overall responsibilities to the Fund. Since the obligation already exists to provide management (which would include elements of research and related skills), brokerage commissions paid to the Investment Advisor will not reflect anything other than payment for the execution services performed on the particular transactions.

          When the Fund purchases or sells a security "over-the-counter", if possible it effects the transaction with a principal market maker, without the use of a broker, unless in the opinion of the Fund a better execution will be achieved through the use of a broker.

          The Contract does not provide for a reduction of the investment advisory fee by any portion of the brokerage generated by portfolio transactions of the Fund which the Investment Advisor may receive.

          The Investment Advisor will not participate in commissions paid by the Fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.


            PURCHASE, REDEMPTION AND PRICING OF SHARES

          The Fund offers and redeems its shares at net asset value. No sales charge, underwriting discount or commission is paid by investors. The minimum dollar amount of shares which may be purchased at any one time is $100.

          Shares of the Fund are continuously offered for sale at net asset value. Net asset value for these purposes is determined as of the close of trading on the Exchange on the business day on which the purchase order is placed with the Fund by a prospective investor, if such order is received prior to the close of trading on the Exchange, or on the business day next succeeding the date of such receipt, if such order is received after the close of trading on the Exchange. Shares are issued as of the opening of trading on the Exchange on the business day next succeeding the day on which net asset value was determined. The computation of the total offering price per unit, using the value of the Fund's portfolio securities and other assets and its outstanding securities as of the date of the Fund's Statement of Assets and Liabilities at December 31, 1996 herein, equals the net asset value per share set forth on such statement and is described in the Prospectus, "Sale of Shares".

          The Fund pays an investment advisory fee to the Investment Advisor; accordingly, investment advisory clients of the Investment Advisor who pay an investment advisory fee based upon the amount of securities or cash with respect to which the Investment Advisor renders investment advice and who own shares of the Fund's stock may also effectively pay an additional advisory fee with respect to these shares.

          Shares sold by the Fund may be purchased only from Stralem & Company Incorporated, 405 Park Avenue, New York, New York 10022, the statutory underwriter of such shares, which pursuant to a distribution agreement dated as of February 28, 1977, acts without any compensation as exclusive representative of the Fund in making such sales. It receives, on behalf of the Fund, subscriptions for shares and payments therefor. The distribution agreement was approved and adopted by the Fund's shareholders at a Special Shareholders, Meeting held on February 11, 1977 and renewed by the unanimous consent of the Board of Directors on April 10, 1997.

          Shareholders may redeem their shares of the Fund without charge at the net asset value of such shares only after receipt at the office of the Fund of a written request for redemption and deposit of properly endorsed certificates. The signature of the endorser must be guaranteed. The redemption price (net asset value) of shares shall be determined as of the close of trading on the Exchange on the business day on which a request for redemption has been received by the Fund, if such order is received prior to the close of trading on the Exchange or on the business day next succeeding the date of such receipt if such order is received after the close of trading on the Exchange. Payment will be made as soon as reasonably practicable after receipt of such request and good delivery of the shares being redeemed and in any event shall be made within five business days thereafter. Redemption of shares or payment therefor may be suspended at times (a) when the Exchange is closed, (b) when trading on the Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

          Because the net asset value of the Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a shareholder will receive upon redemption may be more or less than the amount he paid for the shares.


                    INFORMATION ABOUT THE FUND

          The Fund was incorporated on July 9, 1969 under the laws of the State of Delaware.

          The Fund is authorized to issue 5,000,000 shares of Common Stock, par value $1.00 per share. Each share has one vote and participates equally in dividends and distributions declared by the Fund and in the Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable.
Shares have no pre-emptive, subscription or conversion rights and are freely transferable.

          Richard A. Eisner & Company, LLP, 575 Madison Avenue, New York, New York 10022 is the independent certified public accountant for the Fund and performs auditing services for the Fund.

                  REPORT OF INDEPENDENT AUDITORS



Board of Directors and Shareholders
Stralem Fund, Inc.
New York, New York


     We have audited the accompanying statement of assets and liabilities of Stralem Fund, Inc., including the portfolio of investments in securities, as at December 31, 1996, the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended. These financial statements and the condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of investments owned as of December 31, 1996, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Stralem Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





New York, New York
January 22, 1997

                        STRALEM FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES

                     AS AT DECEMBER 31, 1996


Assets:

   Investments, at market value (Note A[1]):
     Common stocks (cost - $8,271,101). . . . . . . . . . .      $12,433,592


     United States Government obligations (cost -
       $20,382,508) . . . . . . . . . . . . . . . . . . . .       21,331,087


     Money market mutual funds. . . . . . . . . . . . . . .        1,771,868
                                                                  -----------

          Total investments . . . . . . . . . . . . . . . .       35,536,547

   Cash . . . . . . . . . . . . . . . . . . . . . . . . . .          163,388


   Interest and dividends receivable. . . . . . . . . . . .          374,756

   Miscellaneous. . . . . . . . . . . . . . . . . . . . . .              642
                                                                 -----------

          Total assets. . . . . . . . . . . . . . . . . . .       36,075,333
                                                                 -----------

Liabilities:

   Payable for capital stock reacquired . . . . . . . . . .        3,192,224

   Accrued expenses . . . . . . . . . . . . . . . . . . . .          129,117

   Dividends payable (Note A[3]). . . . . . . . . . . . . .        1,905,090
                                                                 -----------

          Total liabilities . . . . . . . . . . . . . . . .        5,226,431
                                                                 -----------

NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES . . . .      $30,848,902
                                                                 -----------
                                                                 -----------

NET ASSET VALUE PER SHARE - based on 2,645,958 shares
   of $1 par value capital stock outstanding (5,000,000
   shares authorized) (offering price and redemption
   price) . . . . . . . . . . . . . . . . . . . . . . . . .      $11.66
                                                                -------
                                                                -------

          The accompanying notes to financial statements are an integral part hereof.

                        STRALEM FUND, INC.

              PORTFOLIO OF INVESTMENTS IN SECURITIES

                     AS AT DECEMBER 31, 1996

Number of                                                           Market
  Shares                                                             Value
-----------                                                         ------

     Common stocks (34.99%):
        Computer and Peripherals (3.56%):
 16,400        Hewlett-Packard Co. . . . . . . . . . . .         $   824,100
*17,200        Sun Microsystems. . . . . . . . . . . . .             441,825

        Computer Software & Service (3.14%):
 10,200        Automatic Data Processing . . . . . . . .             437,325
* 8,200        Microsoft Corp. . . . . . . . . . . . . .             677,525

        Electrical Equipment (3.69%):
 6,000         Emerson Electric Co.  . . . . . . . . . .             580,500
 7,400         General Electric Company. . . . . . . . .             731,675

        Electronics (1.07%):
 9,900         AMP, Inc. . . . . . . . . . . . . . . . .             379,913

        Food and Beverages (1.54%):
12,100         McDonalds Corp. . . . . . . . . . . . . .             547,525

        Household Products (1.91%):
 6,300         Procter & Gamble Company. . . . . . . . .             677,250

        International Oils (2.43%):
 4,600         Exxon Corp. . . . . . . . . . . . . . . .             450,800
 4,200         Texaco, Inc.  . . . . . . . . . . . . . .             412,125

        Medical Supplies (3.31%):
13,400         Johnson & Johnson . . . . . . . . . . . .             666,650
 7,500         Medtronic Inc.  . . . . . . . . . . . . .             510,000

        Personal Care (3.47%):
11,600         American Home Products Corp.  . . . . . .             680,050
 5,100         Bristol-Myers Squibb. . . . . . . . . . .             554,625

        Pharmaceuticals (2.12%):
 9,500         Merck & Co., Inc. . . . . . . . . . . . .             752,875

        Recreation (1.31%):
 6,700         The Walt Disney Company . . . . . . . . .             466,488

        Retail Stores (2.22%):
13,500         The Gap . . . . . . . . . . . . . . . . .             406,688
16,700         Wal-Mart Stores, Inc. . . . . . . . . . .             382,013
                                                                 -----------

     (carried forward). . . . . . . . . . . . . . .               10,579,952

(continued)

                        STRALEM FUND, INC.

              PORTFOLIO OF INVESTMENTS IN SECURITIES

                     AS AT DECEMBER 31, 1996
                           (continued)


Number of                                                               Market
  Shares                                                                 Value
----------                                                              ------

     Common stocks (brought forward). . . . . . . .                  $10,579,952

        Semiconductor (3.70%):
 6,700         Intel Corp. . . . . . . . . . . . . . . .                 877,280
 7,100         Motorola, Inc.  . . . . . . . . . . . . .                 435,760

        Tobacco and Food (1.52%):
 4,800          Philip Morris Companies, Inc. . . . . . .                540,600
                                                                     -----------

                                                                      12,433,592
   Face
   Value
  -------

             United States Government obligations (60.02%):
               Treasury bonds and notes (45.97%):
$3,475,000          July 31, 1997; 5.50%. . . . . . . . . . .          3,477,171
4,500,000           August 15, 2004; 7.25%. . . . . . . . . .          4,737,656
3,100,000           November 15, 2016; 7.5% . . . . . . . . .          3,357,688
4,500,000           August 15, 2022; 7.25%. . . . . . . . . .          4,764,375

        Treasury bills (14.05%):
5,000,000      January 9, 1997  . . . . . . . . . . . . . . .          4,994,197

     Money market mutual funds (4.99%):
        Short-term Income Fund. . . . . . . . . . .                      771,497
        Short-term Income Fund - Government . . . .                    1,000,371
                                                                     -----------

               TOTAL INVESTMENTS. . . . . . . . . .                  $35,536,547
                                                                     -----------
                                                                     -----------
*  Nonincome producing



          The accompanying notes to financial statements are an integral part hereof.

                        STRALEM FUND, INC.

                     STATEMENT OF OPERATIONS

               FOR THE YEAR ENDED DECEMBER 31, 1996


Investment income:

   Interest . . . . . . . . . .                                       $1,488,704

   Dividends. . . . . . . . .                                            178,014
                                                                      ----------

                                                                       1,666,718

Expenses:

   Investment advisory (Note B) . . . . . . . .        $344,810

   Legal fees . . . . . . . . . . . . . . . . .           7,980

   Auditing fees. . . . . . . . . . . . . . . .          17,446

   Administration expenses (Note B) . . . . . .          20,600

   Directors' fees. . . . . . . . . . . . . . .           2,800

   Taxes. . . . . . . . . . . . . . . . . . . .           8,784

   Miscellaneous. . . . . . . . . . . . . . . .           7,479          409,899
                                                       --------        ---------

Net investment income . . . . . . . . . . . . . . . . . . .            1,256,819


Net realized gain from security transactions. .         650,722


Net increase in unrealized appreciation of
   investments. . . . . . . . . . . . . . . . .         543,138
                                                       --------

Net gain on investments . . . . . . . . . . . . . . . . . .            1,193,860
                                                                      ----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . .           $2,450,679
                                                                      ----------
                                                                      ----------


          The accompanying notes to financial statements are an integral part hereof.

                        STRALEM FUND, INC.

               STATEMENTS OF CHANGES IN NET ASSETS


      YEAR ENDED DECEMBER 31,
         1996           1995

Operations:
   Net investment income . . . . . . . . . .      $ 1,256,819    $ 1,257,511
   Net realized gain from security
     transactions. . . . . . . . . . . . . .          650,722        554,406
   Net increase in unrealized appreciation
     of investments. . . . . . . . . . . . .          543,138      5,192,323
                                                  -----------     ----------

                                                    2,450,679      7,004,240
                                                  -----------    -----------

Distributions to shareholders:
   Investment income . . . . . . . . . . . .       (1,254,368)    (1,257,504)
   Realized gains. . . . . . . . . . . . . .         (650,722)      (554,406)
                                                  -----------    -----------

                                                   (1,905,090)    (1,811,910)
                                                  -----------    -----------

Capital share transactions:
   Proceeds from shares sold (376,675 and
     224,761 shares, respectively) . . . . .        4,386,387      2,348,465

   Proceeds from reinvestments of dividends
     (108,525 and 97,721 shares,
     respectively) . . . . . . . . . . . . .        1,258,890        893,363


   Cost of shares redeemed (391,228 and
     384,745 shares, respectively) . . . . .       (4,825,496)    (4,548,181)
                                                  -----------    -----------

                                                      819,781     (1,306,353)
                                                  -----------    -----------

Increase in net assets . . . . . . . . . . .        1,365,370      3,885,977

Net assets at January 1. . . . . . . . . . .       29,483,532     25,597,555
                                                  -----------    -----------

NET ASSETS AT DECEMBER 31 (including
   undistributed net investment income of
   $134,055 and $131,604, respectively). . .      $30,848,902    $29,483,532
                                                  -----------     ----------
                                                  -----------     ----------


          The accompanying notes to financial statements are an integral part hereof.

                       STRALEM FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS

(NOTE A) - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
------------------------------------------------------

     [1]  SECURITY VALUATION:
          -------------------

          Investments in securities traded on a national exchange are valued at the last reported sales price on the last business day of the year. Securities traded over-the-counter are valued on the basis of the average of the last reported bid prices. United States Treasury bonds, notes and bills are valued at market value.

     [2]  FEDERAL INCOME TAXES:
          ---------------------

          The Fund has elected to be taxed as a regulated investment company as defined under the Internal Revenue Code and has distributed to its shareholders substantially all of its investment income and capital gains. Therefore, only nominal income tax provisions are required.

     [3]  OTHER:
          ------

          Security transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. Dividends to shareholders are recorded on the ex-dividend date.


(NOTE B) - INVESTMENT ADVISORY AGREEMENT:
-----------------------------------------

     The Fund has an investment advisory contract with Stralem & Company Incorporated (the "Investment Advisor") that provides for a quarterly fee of of 1% (equivalent to approximately 1% annually) of the average weekly net asset value of the Fund for the first $50,000,000 of net asset value decreasing to a quarterly rate of .1875 of 1% for the next $50,000,000 and .125 of 1% thereafter
(equivalent to approximately   of 1% and   of 1%, respectively, annually).
Certain officers and a director of the Fund are also officers of the Investment Advisor. In addition, the Fund reimburses the Investment Advisor for its expenses attributable to the administration of the Fund, including a proportionate part of the compensation of the employees of the Investment Advisor who perform services, other than investment advisory services, for the Fund. Such reimbursement is limited by the contract to $25,000 per annum.

(NOTE C) - OTHER MATTERS:
-------------------------

     [1]  Unrealized appreciation at December 31, 1996.     $5,116,082
          Unrealized depreciation at December 31, 1996.         (5,012)
                                                            -----------
                                                             $5,111,070
                                                            -----------
                                                            -----------

     [2] Purchases and sales of securities other than short-term investments aggregated $5,334,219 and $8,527,006, respectively, for the year ended December 31, 1996.

                              PART C

                        OTHER INFORMATION
                        -----------------

Item 24. Financial Statements and Exhibits,

          (a)  Financial Statements:

               Part A -  Inapplicable.

               Part B - Statement of Assets and Liabilities as at December 31, 1996.
                         Portfolio of Investments in Securities as at December 31, 1996.
                         Statement of Operations for the year ended December 31,
1996.
                         Statement of Changes in Net Assets for each of the two years ended December 31, 1996.

          (b)  Exhibits.

               (1)  Charter, as now in effect.

                    (a) Amendment dated December 11, 1987, incorporated by reference to Exhibit (a) filed under Part II Item 1(b) of the Fund's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A dated May 1, 1988 (the "1988 Registration Statement").

                    (b) Charter, as amended, incorporated by reference to Exhibit No. 1 filed under Part II, Item 1(b) of the Fund's Post-Effective Amendment No. 21 to its Registration Statement on Form N-1 under the Securities Act of 1933 dated March 31, 1980 (SEC Reg. No. 2-34277) (the "1980 Registration Statement").

               (2)  By-laws, as now in effect.

                    (a) Restated and amended, effective as of February 24, 1988, incorporated by reference to Exhibit 2(a) filed with the 1988 Registration Statement.

                    (b) By-laws effective prior to February 24, 1988, incorporated by reference to Exhibit No. 2 filed with the 1980 Registration Statement.

               (3)  Not applicable.

               (4)  Specimen Certificates.

                    Incorporated by reference to Exhibit No. 4 filed with the 1980 Registration Statement.

               (5)  Investment Advisory Contracts.

                    Incorporated by reference to Exhibit No. 5 to the 1980 Registration Statement.

               (6)  Distribution Agreements.

                    Incorporated by reference to Exhibit No. 6 to the 1980 Registration Statement.


               (7)  Not applicable.

               (8)  Custodian Agreements and Depository Contracts.

                    Incorporated by reference to Exhibit No. 8 to the 1980 Registration Statement.

               (9)  Not applicable.

               (10) Opinion and Consent of Counsel.  Incorporated by reference to Exhibit No. 10 to the 1980 Registration Statement.

               (11) Consent of Independent Public Accountants, filed herewith.

               (12) Not applicable.

               (13) Not applicable.

               (14) Not applicable.

               (15) Not applicable.

               (16) Not applicable.

Item 25.  Persons Controlled by or Under Common Control with Registrant.

               There are no persons controlled by or under common control with the Registrant.


Item 26.  Number of Holders of Securities.

               As of March 31, 1997, the number of record holders of the only class of the Registrant's securities is as follows:


                                    (1)                      (2)

                           TITLE OF CLASS HOLDERS      NUMBER OF RECORD
                           ----------------------      ----------------

                                Capital Stock                208

Item 27.  Indemnification.

        Article VI of the Fund's By-laws, as amended, which is contained in the 1988 Registration Statement as a part of Exhibit 2 thereof and is hereby incorporated by reference herein, generally provides that the Fund shall indemnify the directors and officers of the Fund and its affiliated companies to the fullest extent permitted by Section 145 of the General Corporation Law of the state of Delaware as limited by the provisions of the Investment Company Act of 1940, as amended.

        In general, Section 145 permits a Delaware corporation to indemnify its directors and officers and those of affiliated companies against liability and expenses incurred in connection with actions, suits and proceedings against such persons in their capacity as directors and officers, if such persons acted in good faith and in a manner which such persons reasonably believed to be in the best interest of the corporation or its affiliated entities and, with respect to a criminal action, had no reasonable cause to believe their conduct was unlawful. A Delaware corporation has the power to indemnify an officer or director in a shareholder derivative action only if, in addition to meeting the above standards of conduct, such person has not been judged by a court to be liable for negligence or misconduct in the performance of his duty to the corporation or, if he has been so judged, the court has specifically approved such indemnification.

        Section 145 further provides for mandatory indemnification against expenses actually and reasonably incurred by a director or officer in an action, suit or proceeding in which such director or officer has been successful on the merits or otherwise.

        Section 17(h) of the Investment Company Act of 1940 (the "Investment Company Act") further limits such indemnification by prohibiting the purported protection of directors against liability to which they may otherwise be subject by reason of gross negligence or the reckless disregard of the duties involved in the conduct of their office.

        Indemnification provisions of the present By-laws now state that an officer or director who seeks indemnification for other than "disabling conduct" as defined in the Investment Company Act of 1940, as amended, shall be indemnified fully. "Disabling conduct" will be found to exist where an officer's or directors liability arises by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties. Expenses may be advanced to an officer or director upon receipt from such individual of an undertaking to repay such advanced amounts if it is ultimately determined that he is not entitled to be indemnified, provided that at least one of the following conditions to such advances shall have been met: (i) the person to be indemnified provides security for the undertaking, (ii) the Corporation is insured against losses arising out of the undertaking, or (iii) a majority of a quorum of "disinterested" directors or independent legal counsel determine that there is reason to believe the person to be indemnified will ultimately be found to be entitled to indemnification.

        In addition, Section 102(b)(7) of the General Corporation Law permits the adoption in the Certificate of Incorporation of a Delaware corporation of a provision limiting or eliminating the potential monetary liability of directors to the corporation or its stockholders by reason of their conduct as directors. The provision would not permit any limitation on or the elimination of the liability of a director for disloyalty to the corporation or its stockholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of law, obtaining an improper personal benefit or paying a dividend or approving a stock repurchase that was illegal under the General Corporation Law (Section 174). Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by Section 102(b)(7) apply only to the "duty of care" of directors - unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct.

        At the April 22, 1987 Annual Meeting the holders of a majority of the outstanding shares of the Company's Common Stock approved an amendment to the Certificate of incorporation of the Company eliminating the personal monetary liability of directors as permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware and by the Investment Company Act. A stockholder is able to prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an improper personal benefit, grossly negligent conduct, reckless disregard of the duties involved in the conduct of his office, or an illegal dividend or stock repurchase, as referred to in the amendment, and not "negligence" in satisfying his duty of care.
      Directors remain potentially liable for monetary damages for suits by parties other than the Fund and its shareholders, such as governmental and regulatory agencies. The amendment does not limit or eliminate the right of the Company or any stockholder to seek an injunction or any other non-monetary relief in the event of a breach of a director's duty of care. The amendment does not apply to any act or omission occurring prior to its effective date. In addition, the amendment applies only to claims against a director arising out of his role as a director and not, if he is also an officer, his role as an officer or in any other capacity or to his responsibilities under any other law, such as the federal securities laws.

        As of the date of this Statement of Additional Information, no judicial interpretations of such an amendment to a certificate of a company that is a registered investment company under the Investment Company Act have been reported. If Delaware courts, or the Delaware legislature, should narrow or expand coverage of the relevant portions of Delaware law, the potential liability of directors for their actions likewise would be narrowed or expanded without further shareholder action.

        In addition, it is the view of the staff of the Securities and Exchange Commission that, to the extent that provisions of Delaware corporate law, the Certificate of Incorporation or the By-laws of the Fund are inconsistent with requirements imposed by the Investment Company Act, including Section 17(h) thereof, the provisions of the Investment Company Act are preemptive. Consequently, as a result of the compliance of the language of the amendment to the Certificate of Incorporation with
      Section 17(h) of the Investment Company Act, the public policies of the Investment Company Act in respect thereof, and the staff of the Securities and Exchange Commission's position on Federal preemption of State law, it is unlikely that a court would relieve a director of an Investment Company Act-determined standard of care in reliance upon either Delaware law or the proposed amendment.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.

          The names and principal occupations of the officers and directors of the Investment Advisor are:


        NAME AND TITLE                          PRINCIPAL OCCUPATION
        --------------                          --------------------
Hirschel B. Abelson                         President of Stralem & Company
Director and President                      Incorporated

Philippe E. Baumann                         Executive Vice President and Director of
Director and Executive Vice President       Stralem & Company Incorporated


M. Joel Unger
Director and Vice President                 Vice President of Stralem & Company Incorporated

Irene Bergman                               Assistant Vice President of Stralem & Company
Assistant Vice President                    Incorporated

Michael T. Rubin*                           Assistant Vice President and Assistant Secretary of
Assistant Vice President and                Stralem & Company Incorporated
Assistant Secretary


         Except for Mr. Unger, the address of each of the foregoing is 405 Park Avenue, New York, NY 10022. Mr. Unger's address is 1650 Yates Street, Denver, CO 90203

      * Mr. Rubin has notified the Fund and the Investment Advisor that he will retire from service effective as of June 1, 1997 and will no longer serve as an officer of either such entity after that date.

Item 29.  Principal Underwriters.

          (a) Stralem & Company Incorporated, the only underwriter of the Fund, does not act as a principal underwriter, depositor or investment advisor to any other investment company.

          (b) Please see the table furnished in response to Item 28 above. In addition, Mr. Philippe E. Baumann, the President and a director of the Fund, is the Executive Vice-President and a director of Stralem & Company Incorporated. Hirschel Abelson, the Secretary and Treasurer of the Fund is also the President of Stralem & Company Incorporated. Mr. Michael T. Rubin, Vice-President of the Fund, is also an Assistant Vice-President and Assistant Secretary of Stralem & Company Incorporated.

          (c)  Inapplicable.


Item 30.  Location of Accounts and Records.

          All accounts and records are in the physical possession of the Fund at 405 Park Avenue, New York, New York 10022.


Item 31.  Management Services.

          Inapplicable.

Item 32.  Undertakings.

          The Fund will provide each person to whom the Prospectus dated May 1, 1997 is delivered with a copy of the Fund's most recent annual report to shareholders upon request and without charge.

                            SIGNATURES


                    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of April, 1997.


                                             STRALEM FUND, INC.


                                             By:    Philippe E. Baumann
                                                ----------------------------
                                                Philippe E. Baumann, President


                    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURES                         TITLE                         DATES
     ----------                         -----                         -----

/S/Philippe E. Baumann        Director and President              April 28, 1997
----------------------        (Principal Executive Officer)
(Philippe E. Baumann)



/S/Kenneth D. Pearlman        Director                            April 28, 1997
----------------------
(Kenneth D. Pearlman)


/S/Jean Paul Ruff             Director                            April 28, 1997
----------------------
(Jean Paul Ruff)


/S/Hirschel B. Abelson        Secretary and Treasurer (Principal  April 28, 1997
----------------------        Financial and Accounting Officer)
(Hirschel B. Abelson)